UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

--------------

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2012

TRANS-LUX CORPORATION

---------------------

(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

-------------------------------------------------------------------------------------------

(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

26 Pearl Street, Norwalk, CT  06850-1647

----------------------------------------------------

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 853-4321

--------------------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

------------------------------------------------------------------------------------------------------------------------------------------------

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)        On May 25, 2012, Mr. Marco M. Elser, age 53, was appointed a Class A Director to the Board of Directors of the Company effective immediately.  Mr. Elser is a partner with AdviCorp Plc, a London-based investment banking firm.  Mr. Elser previously served as International Vice President of Northeast Securities, managing distressed funds for family offices and small institutions; and served as a first Vice President of Merrill Lynch Capital Markets in Rome and London.  Mr. Elser is currently Chairman of the Board of Pine Brook Capital and a director of North Hills Signal Processing Corporation.  Mr. Elser’s extensive knowledge of international finance and commerce allows him to make valuable contributions to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by:   /s/ Angela D. Toppi

--------------------------

Angela D. Toppi

Executive Vice President

and Chief Financial Officer

by:   /s/ Todd Dupee

--------------------------

Todd Dupee

Vice President and Controller

Dated:  May 31, 2012